PIONEER DRILLING COMPANY

ALBERTA BAKKEN
BAKKEN
NIOBRARA
MARCELLUS
UINTA BASIN
DENVER BASIN
FAYETTEVILLE
HAYNESVILLE
PERMIAN BASIN
BARNETT
TUSCALOOSA
EAGLE FORD
Well Positioned for Unconventional Plays

Global Hunter Securities Conference July 18-19, 2011 Exhibit 99.1

Forward-looking Statements
This presentation contains various forward-looking statements and information that are based on management’s
current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as
“estimate,”
“project,”
“predict,”
“expect,”
“anticipate, ”
“plan,”
“intend,”
“seek,”
“will,”
“should,”
“goal”
and other words that convey the
uncertainty of future events and outcomes. Forward-looking information includes, among other matters, statements regarding the
Company’s
anticipated growth, quality of assets, rig utilization rate, capital spending by oil and gas companies, production rates, the Company's growth strategy, and the
Company's international operations. Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among others: general and regional economic conditions and industry trends; the continued strength of the contract land drilling industry in the geographic areas where the Company operates; decisions about onshore exploration and development projects to be made by oil and gas companies; the highly competitive nature of the contract land drilling business; the
Company’s
future financial performance, including availability,
terms and deployment of capital; the continued availability of qualified personnel; changes in governmental regulations, including those relating to the environment; the political, economic and other uncertainties encountered in the Company's international operations and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.
Many of these factors have been discussed in more detail in the Company's annual report on Form 10-
K for the fiscal year ended December 31, 2010. Unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements. All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise our shareholders to use caution and common sense when considering our forward-looking statements.

Overview
Ticker Symbol: PDC
Market Cap: $788 million (July 14, 2011)
Stock price: $14.61 (July 14, 2011)
Average 3-month daily
trading volume:
739,849 shares
Public float*: Approximately 54 million shares
Employees: 2,692
Headquarters: San Antonio, Texas
Website: www.pioneerdrlg.com
3 *Does not include effect of 6,000,000 share offering priced on close of business July 14, 2011

4 Pioneer Drilling Overview

PIONEER DRILLING SERVICES

PIONEER WELL SERVICES

PIONEER WIRELINE SERVICES

PIONEER DRILLING COMPANY

Pioneer Drilling Company

71 Drilling Rigs in 8 Locations
Approximately 9th largest contract driller
80 Well Service Rigs in 11 Locations
Approximately 7th largest well service
provider
99 Wireline Units in 21 Locations
81 cased hole
18 open hole

Colombia
Service Points
Drilling Services
Well Services
Wireline Services
Fishing & Rental Services
PDC HQ

Drilling Services
36%
64%
Production Services

Drilling Services
43%
57%
Production Services

6 Leading Service Provider Across Well Life Cycle Diversified Business and Geography Mix TTM March 31, 2011 Total Revenue: $555 million Total Margin: $187 million

Investment Considerations
Continued organic growth opportunities in core businesses: land drilling, well services and wireline
Signed five new-build drilling term contracts for delivery in the first and second quarters of 2012
Adding 12 well service rigs in 2011
Adding 17 wireline units in 2011
Recently opened West Texas drilling division with ten rigs drilling and four additional rigs under contract to begin drilling late 2011
Strong contract backlog
37 rigs backed by term contracts (approximately 76% of working rigs)
Enhanced balance sheet flexibility
Equity offering of 6,000,000 shares priced on July 14, 2011, netting approximately
$82MM
Recently amended and restated credit agreement for $250mm, 5-yr, senior secured credit facility maturing in 2016
Over 60% of Q1 revenue derived from oil/liquids-focused activity

40
52
61
66
70
71
71
2004
2005
2006
2007
2008
2009
2010

High Quality Drilling Fleet,
Focused on Unconventional Plays

Historical Fleet Growth
Drilling Locations
Current Rig Fleet Mix
Note: Rig counts for 2004, 2005 and 2006 represent fiscal years ended March 31, 2004, 2005 and 2006 while 2007, 2008 and 2009 represent fiscal years ended December 31, 2007, 2008 and 2009.
*Cold-stacked
**10 rigs drilling, 4 under contract to begin drilling by the end of 2011
16 rigs
South Texas
9 rigs
East Texas
58%
42%
49%
31%
20%
Electric
Mechanical
550-999
HP
1,000-1,499
HP
1,500-2,000
HP
9 rigs
North Dakota
14 rigs
West Texas**
3 rigs
Utah
7 rigs
Appalachia
8 rigs
Colombia
5 rigs
Oklahoma*

Q1 '01
Q3 '01
Q1 '02
Q3 '02
Q1 '03
Q3 '03
Q1 '04
Q3 '04
Q1 '05
Q3 '05
Q1 '06
Q3 '06
Q1 '07
Q3 '07
Q1 '08
Q3 '08
Q1 '09
Q3 '09
Q1 '10
Q3 '10
Q1 '11

PIONEER DRILLING COMPANY

0%
20%
40%
60%
80%
100%
Pioneer Helmerich & Payne Patterson-UTI Nabors Precision (U.S.)

Strong Utilization Through the Cycles
Source:  Helmerich & Payne, Patterson-UTI, & Precision Drilling data consists of U.S. domestic utilization rates derived from Form 10-K, Form 10-Q reports, &  press releases.  Nabors utilization rates for worldwide land fleet obtained from public documents and industry analysts.  Helmerich & Payne Q3 2010 only estimated based on analyst reports. Pioneer Drilling utilization rates include Colombian operations beginning Q3 2007.
(1)    PDC utilization as of July 5, 2011.
Averaged 85% utilization through cycles since 2001, comparing favorably to peers
Utilization has rebounded from a monthly low of 33% in June 2009 to 69% currently
(1)
Comparable Utilization Rates
69%

Modern, Efficient Drilling Fleet
35 rigs working with top drives (49%
of fleet)
16 walking/skidding systems on rigs
34 pairs of 1,300/1,600 HP mud pumps
62% of rigs have iron roughnecks
42% of rigs are electric
50 Series Rig

New-Builds Driving Visible Organic Growth

Five state-of-the-art AC rigs under construction
Rigs secured with long term contracts up to four
years
Attractive rates of return (20%+ IRR)
Ideal for drilling complex shales such as Bakken,
Eagle Ford and Marcellus

New-Build Features

State-of-the-art 550K and 750K sub & mast AC new-
builds
Integrated 500 ton top drives in mast section for
faster rig up and rig down
Crane free rig up / rig down design
30 loads on base rig for fast moves
BOP handling systems
Automatic catwalk
1,600 HP and 2,000 HP mud pumps
Latest features in rig control software
Ability to drill multi-well single-row pads and walk
easily between wells with above ground heads

New-Build Pad Drilling Capability

BOP Wrangler
Pin On Walking System
One Walker Per Corner
Accumulator/HPU Skid
Pin On Walking System
Can walk in either direction or spin the rig
Can walk with full set back of drill pipes in mast
Accumulator & HPU walks with sub
BOP handling system walks with sub

New-Build Advanced Electrical System 14 Festoon System to Manage Electrical Supply to Substructure

Premium Well Servicing Fleet,
Established Positions in Emerging Shale Plays

One of the newest and most highly capable well service fleets in the industry
Seventy-three 550 HP rigs
Six 600 HP rigs
One 400 HP rig
Established in the Bakken, Fayetteville, Haynesville and Eagle Ford shales
Well Service Fleet Age
Well Service Locations
Average year in service:  2007
68%
2007 or
newer
29%
3%
Williston
Bryan
Palestine
Longview
New Iberia
El Campo
Liberty
Kenedy
Conway
Laurel
2005-2006
2002-2004
New
Milford

Wireline and Fishing & Rental Overview

Wireline Services
Open and cased-hole wireline services
Fleet of 99 wireline units has an
average age of less than 6 years
Established in the Bakken, Barnett,
Marcellus, Haynesville, Niobrara,  and
Eagle Ford shales
Fishing & Rental Services
Range of specialized services and
equipment that are utilized on a non-
routine basis for both drilling and well
servicing operations
Overview
Wireline Locations
Williston
Dickinson
Cut Bank
Billings
Havre
Tyler
Bossier City
Broussard
Graham
Roosevelt
Pratt
Liberal
Hays
Casper
Buckhannon
Ft. Morgan
Brighton
Wray
Woodward
Pampa
Springtown
El Campo
Wireline
Fishing & Rental
Laredo
Laurel
Victoria

17 Industry and Market Conditions

2,200
1,800
1,400
1,000
600
5.0%
2.5%
0.0%
-2.5%
-5.0%
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Land Rigs
BHI Rolling 4-Week Avg. Weekly Change

1,200
1,000
800
600
400
200
0
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Oil
Horizontal

PIONEER DRILLING COMPANY

Resurgence in U.S. Land Rig Count
1

Steady rig count improvement since the second half of 2009
Horizontal and oil rig counts have surpassed Fall 2008 peak levels
Land Rig Count Horizontal & Oil Rig Count
Source:  Baker Hughes
Source:  Baker Hughes.
Oil
Fall ’08 Peak: 442
July 1, 2011:  1,006
Horizontal
Fall ’08 Peak: 650
July 1, 2011:  1,073

History
2009
Projections
30
25
20
15
10
5
0
Trillion cubic feet per year
Shale gas
Tight gas
Lower 48 onshore conventional
Lower 48 offshore
Alaska
Coalbed methane
1990
2000
2009
2015
2025
2035

ExxonMobil

bhpbilliton

MARATHON

STATOIL

Chevron

TOTAL

bp

PIONEER DRILLING COMPANY

Benefits of Growing Shale Plays
1

Oilfield service companies stand to benefit from shale production due to its lower risk development and increased service intensity (up to 3 - 5x conventional)
Shale gas is expected to make up 47% of total U.S. production in 2035 vs. its 16%
share in 2009
(1)
Reintroduction of the Majors in the U.S. market should result in greater activity levels
Recent U.S. Shale Investments Growing Importance of Shale
$Millions
$40,991 12/14/2009
$12,100 7/13/2011
$4,700 5/28/2010
$3,500 6/1/2011
$3,375 11/11/2008
$3,200 11/9/2010
$2,250 12/30/2009
$1,900 9/2/2008
(1) SOURCE: EIA
“ANNUAL
ENERGY OUTLOOK 2011” APRIL 2011
U.S. NATURAL GAS PRODUCTION
1990 – 2035
(1)

U.S. Drilling & Completion Spend ($Billions)
$200
$150
$100
$50
$0
$115
$119
$120
$154
$126
$162
2010
2011
2012
Jun 2010 Estimate
Jun 2011 Estimate

Well Service / Workover Jobs (in thousands)
100
80
60
40
20
0
73
91
76
92
77
95
2010
2011
2012
Jun 2010 Estimate
Jun 2011 Estimate

PIONEER DRILLING COMPANY

Conclusion: Improving Oil Service Outlook
1

North American capital spending and activity outlook is much improved
Upstream Spending Outlook Well Service / Workover Jobs Outlook
Source:  Spears & Associates
Source:  Spears & Associates.

21 Financials

$177
$145
$215
$75
$103
$154 - $157
$174 - $186
$0
$50
$100
$150
$200
$250
2006 2007 2008 2009 2010 2011E
Q2
TTM
2011E
Q2
Ann.
Strong Revenue and Adjusted EBITDA Growth
Revenue ($ millions) Adjusted EBITDA ($ millions)
Note: Fiscal year end was changed from March 31 to December 31 effective on December 31, 2007; all data points reflect calendar year and trailing twelve months information derived from 10K and 10Q filings.
(a) Please see our Form 8K dated July 12, 2011 for further information.
$396
$417
$610
$326
$487
$606 - $611
$675 - $695
$0
$150
$300
$450
$600
$750
2006 2007 2008 2009 2010 2011E
Q2
TTM
2011E
Q2
Ann.
(a)
(a)
(a)
(a)

Recent Developments
New-Build Contracts
5 new-build AC drilling rigs with term contracts
Preliminary 2Q 2011 Operating Result Expectations
Drilling rig utilization is expected to be between approximately 68% to 70%
Workover rig utilization is expected to be between approximately 89% to 91%
Revenues are expected to be between approximately $168.8 and $173.8 million
Drilling Services is expected to be between approximately $105.0 and $108.0 million
Production Services is expected to be between approximately $63.8 and $65.8 million
Net Income is expected to be between $2.6 and $4.6 million
EPS is expected to be between $0.05 and $0.08 per diluted share
Adjusted EBITDA is expected to be between $43.6 million to $46.6 million
Capex is estimated to be between $200 and $220 million for full year 2011
Note: We have provided ranges for certain of our preliminary, estimated operating results primarily because our quarter-end accounting close procedures for the three months ended June 30, 2011 are not complete.  As a result, there is a possibility that our final operating results will vary materially from the preliminary estimates. Please see our Form 8K dated July 12, 2011 for further information.

Recent Developments (cont.)
Priced equity offering of 6,000,000 shares on July 14, 2011
Estimated net proceeds of $82MM
Excludes exercise of over-allotment option of 15% (900,000 shares)
Amended and Restated Credit Agreement
Increases the aggregate amount of commitments from $225 million to $250 million
Extends the maturity date from August 31, 2012 to June 30, 2016
Note: We have provided ranges for certain of our preliminary, estimated operating results primarily because our quarter-end accounting close procedures for the three months ended June 30, 2011 are not complete.  As a result, there is a possibility that our final operating results will vary materially from the preliminary estimates. Please see our Form 8K dated July 12, 2011 for further information.

Strong Liquidity and Capital Structure

Pro Forma Capitalization (As of March 31, 2011)
Pro Forma
$82MM Net Equity Offering ($ in millions) March 31, 2011
Cash $ 15.3 $ 55.2
Revolving Credit Facility ($250)
(1)
42.0 -
Sr. Unsecured Notes 240.3 240.3
Other 2.3 2.3
Total Debt $ 284.6 $ 242.6
Stockholders' Equity 392.8 474.7
Total Capitalization $ 677.5 $ 717.3
Liquidity
(2)
189.1 296.2
Debt / LTM EBITDA
(3)
2.2x 1.9x
Debt / Total Book Capitalization 42.0% 33.8%
(1)  Excludes $9.2 million of LCs outstanding. Pro-Forma for amended and restated $250 mm credit facility.
(2)  Defined as remaining credit facility capacity plus cash less LCs outstanding.
(3)  Total consolidated leverage ratio as reported in form 10Q for 2011.

26 Appendix

Reconciliation of Adjusted EBITDA to Net Income
We define Adjusted EBITDA as earnings (loss) before interest income (expense), taxes, depreciation, amortization, impairments, and the
Colombian Net Equity Tax. Although not prescribed under GAAP, we believe the presentation of Adjusted EBITDA is relevant and useful because it helps our investors understand our operating performance and makes it easier to compare our results with those of other companies that have different financing, capital or tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net earnings (loss) as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. A reconciliation of net earnings (loss) to Adjusted EBITDA is included in the table below. Adjusted EBITDA, as we calculate it, may not be comparable to EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use.
($ in millions)
Q3
2010
Q4
2010
Q1
2011
Q2
2011E TTM
Adjusted EBITDA 34.2        37.7        38.9        43.6 - 46.6 154.4 - 157.4
Colombian Net Equity Tax -          -          (7.3)         -              (7.3)
Depreciation & Amortization (30.8)       (31.5)       (32.3)       (32.4)           (127.0)
Net Interest (7.6)         (7.8)         (7.5)         (8.0)             (30.9)
Impairment Expense -          (3.3)         -          -              (3.3)
Income Tax (Expense) Benefit 1.6          (1.0)         2.1          (0.6) - (1.6) 2.1 - 1.1
Net Income (Loss) (2.6)         (6.0)         (6.0)         2.6 - 4.6 (12.0) - (10.0)
TTM
($ in millions) 2006 2007 2008 2009 2010
Adjusted EBITDA 176.6      144.5      214.8      74.9        103.2
Colombian Net Equity Tax -          -          -          -          -
Depreciation & Amortization (47.6)       (63.6)       (88.1)       (106.2)     (120.8)
Net Interest 3.6          3.3          (11.8)       (8.9)         (26.6)
Impairment Expense - - (171.5)     -          (3.3)
Income Tax (Expense) Benefit (47.7)       (27.3)       (6.1)         17.0        14.3
Net Income (Loss) 84.8        56.9        (62.7)       (23.2)       (33.3)
Fiscal Year
(a) Please see our Form 8K dated July 12, 2011 for further information.
(a)
(a)

PIONEER DRILLING
COMPANY

PIONEER DRILLING COMPANY

28